Exhibit 99.1

Standard Parking Corporation Update Q1 2012

1 This document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expected cost synergies and other anticipated benefits of the proposed merger of Standard Parking and Central Parking, the expected future operating results of the combined company, the expected timing of completion of the merger and the other expectations, beliefs, plans, intentions and strategies of Standard Parking. Standard Parking has tried to identify these statements by using words such as "expect," "anticipate," "believe," "could," "should," "estimate," "expect," "intend," "may," "plan," "predict," "project" and "will" and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management's expectations and beliefs concerning future events and are subject to uncertainties and factors relating to operations and the business environment, all of which are difficult to predict and many of which are beyond management's control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the risk that the proposed business combination transaction is not completed on a timely basis or at all; the ability to integrate Central Parking into the business of Standard Parking successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the economic benefits, cost savings and other synergies that Standard Parking anticipates as a result of the transaction are not fully realized or take longer to realize than expected; the risk that Standard Parking or Central Parking may be unable to obtain antitrust or other regulatory clearance required for the transaction, or that required antitrust or other regulatory clearance may delay the transaction or result in the imposition of conditions that could adversely affect the operations of the combined company or cause the parties to abandon the transaction; intense competition; the loss, or renewal on less favorable terms, of management contracts and leases; and changes in general economic and business conditions or demographic trends. For a detailed discussion of factors that could affect Standard Parking’s future operating results, please see Standard Parking’s filings with the Securities and Exchange Commission (the “SEC”), including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, Standard Parking undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances, future events or for any other reason. A copy of this presentation is available at www.standardparking.com under Investor Relations Cautionary Note Regarding Forward-Looking Statements

2 Additional Information The shares of Standard Parking’s common stock to be issued as consideration under the merger agreement will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and, unless so registered, such shares may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This document does not constitute an offer to buy or sell securities, or a solicitation of any vote or approval, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Standard Parking intends to file with the SEC a definitive proxy statement and other relevant materials in connection with the proposed business combination transaction referenced in this document. Before making any voting decision with respect to the proposed transaction, Standard Parking stockholders are urged to read the definitive proxy statement when it becomes available, and as it may be amended from time to time, because it will contain important information regarding the proposed transaction. Standard Parking’s stockholders may obtain a free copy of the definitive proxy statement and other relevant materials, when available, and other documents filed by Standard Parking with the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the definitive proxy statement, when available, will be provided free of charge by Standard Parking to all of its stockholders. Additional requests for definitive proxy statements and other relevant materials should be directed to Standard Parking Investor Relations, 900 N. Michigan Ave., Chicago, IL 60611 or by email at investor_relations@standardparking.com. Standard Parking and Central Parking and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Standard Parking’s stockholders with respect to the proposed transaction. Any interests of the executive officers and directors of Standard Parking and Central Parking in the proposed transaction will be described in the definitive proxy statement, when it becomes available. For additional information about Standard Parking’s executive officers and directors, see Standard Parking’s proxy statement filed with the SEC on March 30, 2012.

3 Overview of Standard Parking Leading Provider of Outsourced Parking Facility Management Services One of the largest and most diversified providers – over 80 year operating history Manage 1.2 million parking spaces Strive to be #1 or #2 in each market to leverage G&A, attract the best talent, establish deeper relationships and enhance brand recognition Highly Diversified Operational Profile Highly diversified client base and vertical end-markets Approximately 2,200 locations in 41 states and 345 cities across the US and five provinces in Canada Approximately 150 parking-related and shuttle bus operations serving over 60 airports Operate (but do not own) a fleet of over 550 shuttle buses High Degree of Predictability, Visibility and Cash Flow 91% of contracts are management fee based and moderate the impact of broader economic cycles 90% average annual location retention rate over the last five years Low capex and negative working capital Comprehensive On-Site Parking Management and Ground Transportation Services Training, scheduling and supervising ~12,000 professional, trained and customer-focused staff Customer service, marketing, maintenance and accounting and revenue control functions Wide range of ancillary services and customer service programs

4 Comprehensive Outsourced Parking Facility Management Services Operating Services Parking revenue collection Training, scheduling and supervising all service personnel Daily maintenance of facilities Marketing initiatives Professional customer relations Management Services Annual budget and monthly reporting analysis Amenities and other facility enhancement initiatives Implementation of operational and revenue control procedures Continuous Improvement Leverage technology / standardized processes and controls Continuous training and development of employees Operating Services Management Services Continuous Improvement

5 Differentiated Value Proposition... Expertise and Experience National scale with diversified operations 80-year operating history Parking management is non-core Comprehensive Services and Solutions Customized industry end-market specific solutions Amenity and customer service programs Narrow service capabilities Technology-Driven Organization Standardized processes and controls Enhanced customer convenience and improved cash management Limited infrastructure and technology systems Customer-Centric Focus Professional workforce Continuous training powered by web-based Standard Universitysm Lack of customer service Our Clients’ Challenges Standard Parking’s Value Proposition Demonstrated ability to enhance revenues, profitability and cash flow for clients

6... Complemented By Vertical End-Market Specialization and Value Added Services SP Plussm – Superior People. Superior Performance. New SP Plussm Service Lines SP Plussm Vertical End-Markets

7 Multi-Faceted Growth Strategy Grow Contract Portfolio Within Existing Geographic Markets Increase Penetration in Current Vertical End-Markets Expand and Cross-Sell Additional Service Offerings Expand Geographic Footprint Make Opportunistic, Accretive, Tuck- In Acquisitions

8 Key Highlights of Financial Model Proven financial model Stable, long-term client relationships and high proportion of fixed fee and reverse management contracts result in high visibility and greater predictability of cash flows Contract mix moderates the impact of broader economic cycles Management contracts represent 91% of locations and 87% of gross profit (TTM 3/31/12) Location retention of 91% and location operating profit retention of 96% (TTM 3/31/12) Scaleable business model provides significant operating leverage Consistent growth supported by favorable contract mix and operating leverage Gross profit and adjusted operating income CAGR of 4.1% and 7.6%, respectively (since 2005, the first full year post-IPO) Adjusted EPS CAGR of 9.9% (since 2005) 2012 EPS expected to be in the range of $1.25 - $1.35 Reduced G&A and special charges as a percent of gross profit from 67.8% in 2000 to 50.9% for TTM 3/31/12 (adjusted for merger and acquisition costs) by leveraging scale and implementing business improvements Highly attractive cash flow dynamics Negative working capital and low capital expenditures Low cash taxes Free Cash Flow used to fund growth (organic and acquisitions) and return value to shareholders $119 million of company stock repurchases and $15 million used to fund acquisitions

9 2005 2006 2007 2008 2009 2010 2011 TTM 3/31/12 $90.0 $88.6 $86.9 $78.8 $90.8 $85.7 $75.9 $69.8 CAGR: 4.1% Consistent and Attractive Financial Performance Gross Profit Source: Standard Parking public filings. (1) Shaded area represents tax benefit related to a reduction in the valuation allowance for deferred tax assets. Adjusted Operating Income 2005 2006 2007 2008 2009 2010 2011 TTM 3/31/12 $37.4 $36.8 $32.9 $28.2 $37.1 $35.5 $29.0 $23.6 CAGR: 7.6% Adjusted EPS 2005 2006 (1) 2007 2008 2009 2010 2011 TTM 3/31/ 12 2012 (est ) $1.25-$1.35 $1.26 $1.23 $1.06 $0.90 $1.07 $0.90 $0.88 $0.87 $0.70 CAGR (2005 to TTM): 9.9%

10 Key Investment Highlights Differentiated value proposition complemented by vertical end-market specialization, value-added services and industry-leading technology Strong local presence and national footprint drives economies of scale and operating efficiencies Large and fragmented market opportunity supported by outsourcing trends and vendor consolidation Diversified vertical end-markets and blue-chip client base with a history of client retention Multi-faceted growth strategy Visible and highly capital-efficient business model Proven ability to identify, acquire and integrate acquisitions Experienced management team with significant operational experience (on average, over 20 years of industry experience)

11 Value-Creating Merger with Central Parking

12 Merger of Two Premier Parking Service Providers 4.6x LTM Adjusted EBITDA 3.6x LTM Adjusted EBITDA plus $20 million in synergies Pro Forma Leverage: Expected to be accretive to EPS within 2-3 years Accretion: 28% Central Parking stockholders / 72% existing Standard Parking stockholders Relative Ownership: 3rd Quarter 2012 Anticipated Closing: 10.4x LTM Adjusted EBITDA 6.5x LTM Adjusted EBITDA plus $20 million in synergies Acquisition Multiple: $20 million annual run-rate net cost synergies expected to be achieved by end of year 2 Synergies: 6.161 million Standard Parking shares, $27 million cash paid in 3 years and assumption of $210 million Central Parking debt, net of cash acquired Consideration: Merger of Standard Parking and Central Parking Transaction:

13 Key Metrics Standard Parking Central Parking Combined Parking Spaces 1.2 million 1.0 million 2.2 million Managed Locations 1,953 1,434 3,387 Leased Locations 201 839 1,040 Owned Locations 0 0 0 Total Locations 2,154 2,273 4,427 Employees ~12,000 ~14,000 ~26,000 LTM Total Revenue (1) $322.6 $535.5 $858.1 LTM Gross Profit 89.1 80.7 169.8 LTM EBITDA (2) $41.6 $33.4 $75.0 LTM Adjusted EBITDA Plus Cost Synergies (3) $95.0 Note: Dollars in millions. LTM as of September 30, 2011. Central Parking financial information excludes real estate assets to be disposed of prior to close. (1) Total revenue excludes reimbursed management contract expenses. (2) Central Parking EBITDA adjusted for certain items not expected to be indicative of future performance. (3) Pro forma adjusted EBITDA includes $20 million of net run-rate cost synergies.

14 Use of Non-GAAP Financial Measures In this presentation, the Company has presented non-GAAP measures of its general and administrative expenses, operating income, net income and earnings per share for TTM 3/31/12, each adjusted to exclude expenses incurred with respect to the Central Parking merger as well as a large acquisition that was contemplated earlier in 2011. As the Company does not routinely engage in transactions of the magnitude of the Central merger transaction or the earlier contemplated transaction, and consequently does not regularly incur transaction related expenses with correlative size, the Company believes presenting G&A, operating income, net income and EPS excluding merger and acquisition related expenses provides investors with additional measures of the company’s underlying operating performance. These adjusted numbers should not be considered as alternatives to, or more meaningful indicators of, the Company's operating performance than G&A, operating income, net income attributable to the Company or EPS as determined in accordance with GAAP. In addition, the Company's adjusted G&A, adjusted operating income, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company. TTM 3/31/12 G&A 52,160 $ (6,291) Adjusted G&A 45,869 $ 50.9% Operating Income 31,070 $ 6,291 Adjusted Operating Income 37,361 $ Net Income and EPS Net Income attributable to Standard Parking 16,317 $ 3,892 Adjusted Net Income 20,209 $ Adjusted EPS $1.26 Merger and acquisition related costs Merger and acquisition related costs Adjusted G&A as a % of Gross Profit Merger and acquisition related costs

15 Standard Parking Corporation